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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      September 10, 1997
                                                 -------------------------------


                           MEDICAL MANAGER CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-29090                  59-3396629
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(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


  3001 North Rocky Point Drive East, Suite 100, Tampa, Florida         33607
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        (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code     (813) 287-2990
                                                   -----------------------------


                                       N/A
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          (Former Name or Former Address; if Changed Since Last Report)





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Item 2.  Acquisition or Disposition of Assets.

         Medical Manager Corporation (the "Company") consummated the acquisition of substantially all of the assets of (i) Professional Management Systems, Inc., an Illinois corporation ("PMSI"), and (ii) AMSC, Inc., a Florida corporation, together with its wholly-owned subsidiary, AMSC Midwest, Inc., a Florida corporation ("AMSC" and together with PMSI, the "Acquired Companies"), on September 10, 1997 and September 11, 1997, respectively. The purchase price for the assets acquired from PMSI was approximately $295,000 in cash and 69,364 shares of the Company's Common Stock, while the purchase price of the assets acquired from AMSC was approximately $870,000 in cash and 141,403 shares of the Company's Common Stock. Each of the acquisitions was accounted for as a purchase transaction for financial accounting purposes. The acquired assets consist primarily of accounts receivable, inventories, machinery, equipment, leasehold improvements, furniture and fixtures, cash, and all of the interests, rights and benefits accruing to the Acquired Companies under any sales orders, sales contracts, supply contracts, service agreements, and purchase orders. In connection with the acquisitions, the Company also assumed selected liabilities of the Acquired Companies consisting primarily of accounts payable, accrued payroll, and service agreements.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not Applicable

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not Applicable

         (c)      EXHIBITS.

                  EXHIBIT
                    NO.                          DESCRIPTION
                  -------                        -----------
                    2.1             Asset Purchase Agreement dated as
                                    September 10, 1997, by and among
                                    Medical Manager Midwest, Inc.,
                                    Professional Management Systems, Inc.
                                    and the Stockholders named Herein.

                    2.2             Purchase Agreement Dated as of
                                    September 11, 1997, by and among
                                    Medical Manager Southeast, Inc.,
                                    National Data Corporation, CIS
                                    Technologies, Inc., AMSC, Inc. and
                                    AMSC Midwest, Inc.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



September 25, 1997                MEDICAL MANAGER CORPORATION

                                  By:  /s/ Lee A. Robbins
                                      ------------------------------------------
                                      Lee A. Robbins
                                      Vice President and Chief Financial Officer



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